                                                                   Exhibit 10.10

                            NABISCO HOLDINGS COMPANY

                         1999 RETENTION PLAN GUIDELINES

PURPOSE: To provide a monetary incentive to support the retention of key executives and grant a one-time, performance-based long-term cash incentive award.

APPROVAL:                Compensation Committee approved in April, 1999.

ELIGIBILITY:             Grades A - D and selected Grade E executives

EFFECTIVE DATE:          July 1, 1999

PERIOD TENURE:           July 1, 1999 - June 30, 2002 (36 months):

                                 -    July 1, 1999 - June 30, 2000

                                 -    July 1, 2000 - June 30, 2001

                                 -    July 1, 2001 - June 30, 2002

AWARD:                   Equivalent of 1999, 2000 and 2001 actual AIAP awards

VESTING: The award shall vest on the first to occur of the dates as set forth below in Sections (a) - (f).

                         (a)  June 30, 2002;

                         (b)  the date of the executive's death; [SEE EXHIBIT C]

                         (c) the date the executive shall be deemed to have a "Permanent Disability" (as defined in the Nabisco, Inc. Long-Term Disability Plan applicable to senior executive officers as in effect on such dates hereof) or if the Board of Directors or any Committee thereof so determines; [SEE EXHIBIT C]

                         (d) the date of the executive's retirement at age 65 or greater; [SEE EXHIBIT C]

                         (e) the date the executive commences early retirement from the Company. As used herein, early retirement means retirement between the ages of 55 and 64 with the approval of the Company; or [SEE
                              EXHIBIT C]

                         (f) Involuntary Termination without cause. [SEE EXHIBITS A (DURING THE TWO- YEAR PERIOD BEGINNING ON A CHANGE OF CONTROL) AND B (PRIOR TO OR AFTER SECOND ANNIVERSARY OF A CHANGE OF CONTROL)].

FORFEITURES:             If the executive RESIGNS OR IS INVOLUNTARILY TERMINATED
                         FROM ACTIVE EMPLOYMENT WITH CAUSE, the executive shall immediately forfeit all rights to such award.

"DISCRETIONARY           When the amount of each segment of the award is known,
COMPANY                  the Company will fund the monies through the
CONTRIBUTION":           Company-owned Rabbi Trust under the Deferred
                         Compensation Plan. The award is not vested until June
                         30, 2002; therefore, any funded monies will be designated as `Discretionary Company Contributions' under the Deferred Compensation Plan. The executive will be able to direct the investment of the `unvested' monies; however, the account will be `restricted' until the vest date of June 30, 2002.

PAYABLE DATE:            July, 2002 or the first date to occur as stated above
                         in Sections (b) - (f).

DEFERRED COMPENSATION:   While actively employed, the executive may defer up
                         to 100% of the entire award. Deferral Elections must be made at least 6 months in advance of the payment date (i.e., November, 2001).

NOTE: THE DESCRIPTIONS/DEFINITIONS OUTLINED ABOVE ARE TO PROVIDE AN OVERVIEW OF HOW THE 1999 RETENTION PLAN WILL BE ADMINISTERED. FINAL INTERPRETATION OF THE PLAN WILL BE THE SOLE RESPONSIBILITY OF THE NABISCO HOLDINGS CORP. COMPENSATION COMMITTEE.

                                                                       EXHIBIT A

                         1999 RETENTION PLAN CALCULATION

                INVOLUNTARY TERMINATION DURING THE 2-YEAR PERIOD
                        BEGINNING ON A CHANGE OF CONTROL

--------------------------------------------------------------------------------

-----------------------------------------------------------------
ASSUMPTION:  IF CHANGE OF CONTROL OCCURS ON SEPTEMBER 1, 2000...
-----------------------------------------------------------------

------------------------------------------------------
INVOLUNTARY TERMINATION W/O CAUSE:  NOVEMBER 1, 2000
------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                  AWARD
    SEGMENT               PERIOD                  ACTUAL        TARGET        GRANTED/PAID      MONTHS
-------------- ------------------------------ -------------- ------------- ------------------ -----------

       1           7/1/1999 -   6/30/2000        $  120.0       $  100.0        $  120.0           12

       2           7/1/2000 -   6/30/2001          --           $  100.0        $  100.0           12

       3           7/1/2001 -   6/30/2002          --             --              --               --

                        TOTAL PAYOUT                                            $  220.0
-------------- ------------------------------ -------------- ------------- ------------------ -----------


----------------------------------------------------
INVOLUNTARY TERMINATION W/O CAUSE:  DECEMBER 1, 2001
----------------------------------------------------

--------------- --------------------------- ------------- ------------- ----------------- -----------
                                                                            AWARD
    SEGMENT                PERIOD              ACTUAL        TARGET       GRANTED/PAID      MONTHS
--------------- --------------------------- ------------- ------------- ----------------- -----------
       1           7/1/1999 -   6/30/2000      $  120.0     $  100.0      $  120.0            12

       2           7/1/2000 -   6/30/2001      $  135.0     $  100.0      $  135.0            12

       3           7/1/2001 -   6/30/2002        --         $  100.0      $  100.0            12

                       TOTAL PAYOUT                                       $  355.0
--------------- --------------------------- ------------- ------------- ----------------- -----------


-------------------------------------------------------
INVOLUNTARY TERMINATION W/O CAUSE:  JANUARY 1, 2002
-------------------------------------------------------

-------------- -------------------------- --------------- ------------- ------------------ -----------
                                                                              AWARD
   SEGMENT              PERIOD                ACTUAL         TARGET        GRANTED/PAID      MONTHS
-------------- -------------------------- --------------- ------------- ------------------ -----------
      1          7/1/1999 -  6/30/2000       $  120.0       $  100.0        $  120.0           12

      2          7/1/2000 -  6/30/2001       $  135.0       $  100.0        $  135.0           12

      3          7/1/2001 -  6/30/2002       $  110.0       $  100.0        $  110.0           12

                       TOTAL PAYOUT                                         $  365.0
-------------- -------------------------- --------------- ------------- ------------------ -----------

If active on July 1 of Plan segment, the executive will receive 100% of actual and/or target award.

                                                                       EXHIBIT B

                         1999 RETENTION PLAN CALCULATION

                      INVOLUNTARY TERMINATION WITHOUT CAUSE
        [PRIOR TO OR AFTER THE SECOND ANNIVERSARY OF A CHANGE OF CONTROL]
--------------------------------------------------------------------------------

ASSUMPTION:  IF CHANGE OF CONTROL OCCURS ON SEPTEMBER, 2000

---------------------------
IF LDW:  APRIL 30, 2000
---------------------------

------------ ------------------------------ ------------ ------------ ----------------- -----------
                                                                           AWARD
  SEGMENT               PERIOD                 ACTUAL       TARGET      GRANTED/PAID      MONTHS
------------ ------------------------------ ------------ ------------ ----------------- -----------
    1           7/1/1999 -   6/30/2000         $65,000      $60,550        $54,167          10

    2           7/1/2000 -   6/30/2001            --           --             --            --

    3           7/1/2001 -   6/30/2002            --           --             --            --

                      TOTAL PAYOUT                                         $54,167
------------ ------------------------------ ------------ ------------ ----------------- -----------


NOTES:

- Payment (pro rata/full) based on active months of service for each segment of the retention period in which executive is an active employee. Each segment is based on a 12-month period.

- Target award is calculated based on the executives' base salary and target percent as in effect on the LDW.

-  Payout will be made as soon as administratively possible.

                                                                       EXHIBIT C

                         1999 RETENTION PLAN CALCULATION

--------------------------------------------------------------------------------

TERMINATION DUE TO:

     -    DEATH

     -    LONG-TERM DISABILITY (LTD)

     -    RETIREMENT (AGE 65)

     -    EARLY RETIREMENT (AGE 55-64) WITH CEO APPROVAL

---------------------------
IF LDW:  APRIL 1, 2001         (SAME CALCULATION AS INVOLUNTARY TERM W/O CAUSE)
---------------------------

------------ ------------------------ ---------- ------------ ----------------- -----------
                                                                   AWARD
  SEGMENT             PERIOD            ACTUAL      TARGET      GRANTED/PAID      MONTHS
------------ ------------------------ ---------- ------------ ----------------- -----------
     1        7/1/1999 - 6/30/2000     $  120.0    $  100.0       $  120.0         12

     2        7/1/2000 - 6/30/2001     $  135.0    $  100.0       $  101.3          9

     3        7/1/2001 - 6/30/2002       --          --             --             --

                  TOTAL PAYOUT                                    $  221.3
------------ ------------------------ ---------- ------------ ----------------- -----------

NOTES:

- Payment (pro rata/full) based on active months of service for each segment of the retention period in which an executive is "actively" employed. Each segment is based on a 12-month period.

- Target award is calculated based on the executives' base salary and target percent as in effect on the LDW.

-    Payout will be made as soon as administratively possible.